                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-52952, 333-69653, 333-56237, 333-53359,
333-46647, 333-20999, 333-109010) and Form S-8 (Nos. 333-52957, 333-28427,
333-14243) of Brandywine Realty Trust and its subsidiaries of our report dated February 20, 2004 relating to the consolidated financial statements and consolidated financial statement schedules, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 12, 2004